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                                                                    EXHIBIT 10.1

                      LETTER OF CREDIT SECURITY AGREEMENT


                                                                    May 26, 1999


GIANT GROUP, LTD.
9000 Sunset Blvd., 16th Floor
Los Angeles, California 90069

Ladies and Gentlemen:

     From time to time, upon your request but subject, in each instance, to our approval thereof and the terms and conditions set forth in this Agreement, we will obtain on your behalf letter of credit accommodations through our banks to enable you to purchase goods and inventory. The letter of credit accommodations shall be handled by us subject to the terms and conditions set forth below.

     1.   Definitions.  As used herein, the following terms shall have the
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following meanings:

          "Collateral" shall have the meaning assigned to it in paragraph 15.
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          "Contract Rate" shall mean an interest rate per annum equal to the
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greater of (a) six percent (6%) or (b) the Prime Rate plus one-quarter of one percent (0.25%).

          "Event of Default" shall mean the occurrence of any of the events set
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forth in paragraph 18.

          "Issuing Bank" shall mean the bank which issues a Letter of Credit.
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          "Letter of Credit" or "Letters of Credit" shall mean any letter of
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credit accommodation obtained by us on your behalf to enable you to purchase goods and inventory.

          "Obligations" shall mean any indebtedness, liability or obligation of
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any sort whatsoever, however arising, whether present or future, fixed or contingent, secured or unsecured, due or to become due, paid or incurred, arising or incurred in connection with this Agreement, any Other Agreement or any Transaction, including, without limitation, all obligations and reimbursement obligations with respect to all amounts due or which may become due under Letters of Credit, guarantees or any drafts or acceptances thereunder, all amounts charged or chargeable to you or to us by the Issuing Bank, other financial institution or correspondent bank which opens, issues or is involved in any Transaction, any other bank charges, fees and commissions, any duties, freight and taxes, costs of insurance, all attorney's fees, all communication expenses and all such
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other charges, fees and expenses which may pertain either directly or indirectly to any Transaction, and our charges, fee and expenses provided for in this Agreement or any Other Agreement.

          "Other Agreements" shall mean all agreements, instruments and
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documents, including, without limitation, mortgages, pledges, powers of attorney, consents, guarantees, assignments and security agreements whether heretofore, concurrently or hereafter executed by or on behalf of you or delivered to us relating to this Agreement or the transactions contemplated hereto.

          "Prime Rate" means the prime commercial lending rate of Wells Fargo &
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Co. as publicly announced in San Francisco, California to be in effect from time to time as its "prime" or "base" rate of interest and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged to any particular class or category of customers. Such rate shall be increased or decreased as the case may be for each increase or decrease in said rate in an amount equal to such increase or decrease in said rate; each change to be effective as of the day of the change in such rate.

          "Transaction" shall mean and include any Letter of Credit and any
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drafts and acceptances thereunder, all air releases, steamship guarantees or other indemnities caused to be issued on your behalf in respect of Letters of Credit to induce carriers to release to you shipments of goods or inventory without presentation of the original bills of lading or other evidence of shipment properly endorsed, all goods, inventory or both, which may be the subject of any such Letter of Credit and all documents and instruments of every kind relating thereto, including, without limitation, all documents of title, transport, indebtedness and payment, or evidencing any thereof.

          All terms used in this Agreement which are not defined herein but are defined in the Uniform Commercial Code as adopted in the State of New York (the "Uniform Commercial Code") as in effect from time to time shall have the meanings given to them therein.

     2.   Issuance of Letters of Credit, Amount and Terms.  (a)  From time to
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time, upon your request but subject in each instance to our approval and the terms and conditions of this Agreement, we will cause Letters of Credit to be opened for your benefit. In addition, from time to time upon your request but subject in each instance to our approval and the terms and conditions of this Agreement, we will cause to be issued air releases, steamship guarantees and other such indemnities on your behalf in respect of Letters of Credit to induce carriers to release to you shipments of goods or inventory without presentation of the original bills of lading or other evidence of shipment properly endorsed.

               (b) The amount and extent of the Transactions and the form, terms, conditions and provisions thereof shall be in all respects determined solely by us

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and shall be subject to change, modification and revision by us from time to time.

               (c) In no event shall the aggregate amount of outstanding Transactions at any time exceed the lesser of (i) $4,000,000 or (ii) the amount of funds held by us as cash collateral for the Obligations times 200%.

               (d) All Letters of Credit shall be issued in your name and shall provide for payment against sight drafts.

               (e) In no event will we cause to be issued any air release, steamship guarantee or other such indemnity with respect to any Letter of Credit unless we have received cash collateral in an amount equal to 105% of the aggregate maximum amount of such air release, steamship guarantee or other indemnity.

               (f) You shall, if we so elect in any Transaction, deposit with us either cash or other collateral satisfactory to us, in such amounts as we, in our sole discretion, may require from time to time, whether prior to any Transaction or at any time or times thereafter.

     3.   Application.  For each Letter of Credit you request, you will
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execute a letter of credit application with us on the form of the Issuing Bank requesting us to deliver the same to the Issuing Bank and to cause the Issuing Bank to issue the Letter of Credit in conformity with such application. We will be co-applicants with you with respect to each Letter of Credit and any rights, remedies, duties or obligations granted or undertaken by you to any Issuing Bank in any application for Letters of Credits, or any standing agreement relating to Letters of Credit or otherwise, shall be deemed to have been granted to us and apply in all respects to us and shall be in addition to any rights, remedies, duties or obligations contained herein.

     4.   Reimbursement Obligations.  Upon notice to you from us that we have
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received notice of the negotiation of documents with respect to any Transaction, you shall reimburse us for the full amount of any payment made or to be made on or pursuant to such Transaction within two (2) business days of our notice to you. Upon notice to you from us that we have received notice that there are discrepancies in the documents presented with respect to any Transaction, you shall pay to us for the full amount of any amount to be paid on or pursuant to such Transaction prior to us agreeing to waive any such discrepancy. You shall reimburse us on demand for any payments or amounts paid by us pursuant to any Transaction. If you fail to reimburse us, as set forth herein, we shall have no obligation to release, present or negotiate documents to you until we receive reimbursement from you. If you fail to reimburse us any such unpaid amounts shall bear interest at the Contract Rate until paid in full. Any amounts payable to us hereunder shall be made prior to 12:00 noon New York time on the due date thereof in immediately available funds. The foregoing shall not limit our rights with respect to discrepancies set forth in paragraph 12.

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     5.   Obligation Absolute.  (a)  Your obligation to reimburse us for
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payments made with respect to any Letter of Credit or other Transaction shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities. Such obligations shall be paid strictly in accordance with the terms hereof under all circumstances including the following circumstances:

                  (i) any lack of validity or enforceability of any Letter of Credit or this Agreement or the Other Agreement;

                  (ii) the existence of any claim, set-off, defense or other right which you or your affiliate may at any time have against a beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such transferee may be acting), us, or any other Person, whether in connection with this Agreement, the Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between you or your affiliate and the beneficiary for which the Letter of Credit was procured);

                  (iii) any draft, demand, certificate or any other document presented under any Transaction proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or

                  (iv) payment by us or Issuing Bank under any Transaction thereof against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

     6.   Indemnity.  In addition to the amounts payable to us under this
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Agreement, you shall indemnify us, any Issuing Bank, any other bank which issues any drafts, acceptances, air release, steamship guarantee or other indemnity in connection with any Transaction and any correspondent of any such Issuing Bank or bank and hold us and them harmless against any and all claims, losses, damages, costs, liabilities, demands, causes of action and expenses (including reasonable attorney's fees) which may be made, asserted, or brought against us, or any of them, arising on, under, in connection with, or by reason of, any Transaction including, without limitation, the failure by us or any Issuing Bank to honor a demand for payment under any Transaction.

     7.   Assignment.  As security for the payment of the Obligations, you
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shall, in each Transaction, assign to us the purchase order, selling order, letter of credit in your favor and all other instruments which we may require; and all of the same shall be deemed to have been automatically assigned to us and shall become our property immediately upon the issuance of our guaranty for such Transaction and without any formal assignment thereof. All goods, inventory invoices, cash, checks, drafts, notes,

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documents, bills of lading, warehouse, shipping and dock receipts, and other title, payment, or other instruments pertaining to each Transaction shall be deemed to be our sole property and in furtherance thereof, you shall instruct all suppliers, shippers, carriers, forwarders, warehouses, banks and other persons holding or receiving any of such goods, inventory documents or instruments to deliver them to us or upon our order. If any of the same shall come into your possession, you shall hold same in trust for us and shall forthwith deliver the same to us in their original form. Unless we instruct otherwise, you may dispose of goods and inventory imported by you in connection with Transactions in the ordinary course of business.

     8.   Additional Agreements.  You shall, on demand, execute and deliver, in
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writing, all applications, instructions and agreements with respect thereto which may be required either by us or by any Issuing Bank.

     9.   Power of Attorney.  In connection with all Transactions, you hereby
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appoint each of our officers as your attorney-in-fact, with full power and authority in each of them (a) to sign and endorse your name upon all warehouse, shipping, dock or other receipts, letters of credit, notes, acceptances, checks, drafts, money orders and all other evidences of indebtedness, and all invoices, trust receipts, bills of lading and other title documents; (b) in your name or ours, to complete any Transaction, to obtain, execute and deliver all necessary or proper documents in connection therewith and to collect the proceeds thereof;
(c) upon the occurrence of an Event of Default, to cancel, rescind, terminate, modify, amend, or adjust in any other way, in whole or in part, any pending Transaction; and (d) upon your refusal to do so following our request, in your name and for your account, to do any and all other acts and things which may be necessary or proper in connection with this Agreement or any Transaction, or both, or to enable us to obtain payment of any monies owed to us, or for which you may thereafter become liable to us, in any Transaction or otherwise hereunder. This power and authority is coupled with an interest and shall be irrevocable until all Obligations have been paid in full and this Agreement has been irrevocably terminated.

     10.  No Liability.  We shall not be liable or responsible, in any manner
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or to any extent, for any error, act or omission by us, or by any Issuing Bank or any other party, in connection with or relating to any Transaction or any part thereof, including, without limitation, any Letter of Credit or air release, steamship indemnities or waivers of discrepancies issued hereunder and any drafts or acceptances under any Letter of Credit, or any documents of title, transport, payment, or indebtedness or any other instruments or documents, whether or not transferred to us hereunder, or the completion of execution of any Transaction; or for any loss or depreciation of, or damage to, any goods, inventory, documents of title, transport, payment, or indebtedness of any other documents or instruments, regardless of the cause of any thereof. All Transactions hereunder shall be entirely without recourse against us in any event.

     11.  Reliance.  We and any Issuing Bank shall have the right to rely upon
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any oral, telecopy or other facsimile instruction or communication received from you in connection

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with any proposed modifications, deviations, extensions or other actions affecting a Transaction, including, without limitation, any Letter of Credit or air release, steamship indemnity or waivers of discrepancies.

     12.  Discrepancies.  We retain our independent right to refuse any
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documents presented containing any discrepancies despite the fact that we have contacted you and you have accepted such discrepancies. We shall have the sole and absolute right and authority, all in our sole name: to clear and resolve any questions of non-compliance of documents in connection with and relating to any Transaction; to give any instructions as to acceptance or rejection of any documents or goods; to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any Transaction; Any bank shall be entitled to comply with and honor any and all such instructions, documents or instruments executed by or received solely from us, all without any notice to or any consent from you. In furtherance thereof, you hereby irrevocably and unconditionally waive any and all discrepancies, incorrections, defects or omissions in any of the goods or any of the documents presented or to be presented to any Issuing Bank for negotiation or acceptance in connection with any Transaction and you expressly agree not to advise, clear or resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods to any party; or to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any Transaction.

     13.  Insurance.  You shall cause all goods and inventory which may be the
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subject of any Transaction to be fully insured, at your sole cost, but for our account and benefit as our interest may appear, against loss or damage by fire, theft and such other risks as we may designate and in amounts and by insurance companies satisfactory to us and you shall deliver to us forthwith proof of full payment of all premiums thereon. Upon your failure or refusal, for any reason, to deliver any such prepaid policies to us, we shall have the right, but not the obligation, to procure such policies and to pay the premiums thereon for your account; and you shall pay to us, forthwith, the amount of such premiums so paid by us with interest thereon at the Contract Rate. Your liability to us hereunder shall not be affected, impaired, released, or discharged, in whole or in part, by reason of any loss, theft, or destruction of, or depreciation or damage to, any goods or inventory which is not fully covered by the proceeds of insurance thereon actually received by us, regardless of the cause of any such loss, theft, destruction, depreciation or damage, or absence or nonreceipt of insurance proceeds and whether such nonreceipt of insurance proceeds is caused by the failure of the insurer to pay claims or otherwise.

     14.  Licenses and Taxes.  You agree that: any necessary import, export or
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other licenses or certificates for the import or handling of the Collateral will have been promptly procured; all foreign and domestic governmental laws and regulations in regard to the shipment and importation of the Collateral, or the financing thereof, will have been promptly and fully complied with; and any certificates in that regard that we may at any time request will be promptly furnished. In this connection, you warrant and represent that all shipments made under any Letter of Credit are in accordance with the

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governmental laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations. You assume all risk, liability and responsibility for, and agree to pay and discharge, all present and future local, state, federal or foreign taxes, duties, or levies. Any embargo, restriction, law, custom or regulation of any country, state, city, or other political subdivision, where the Collateral is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely your risk, liability and responsibility.

     15.  Security Interest.  As security for the full payment, performance and
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discharge of any and all of the Obligations you hereby assign, pledge and grant to us a lien upon and security interest in all of the following property, whether now owned or existing or hereafter acquired or arising and wheresoever located, whether in transit or not: (a) all warehouse receipts, bills of lading, shipping documents, documents of title, chattel paper and instruments, whether negotiable or not, accompanying or relating to any Letter of Credit; (b) all merchandise, inventory and goods shipped under, pursuant to or in connection with any Letter of Credit and all property and rights in any way related thereto and all additions thereto, substitutions therefor and replacements thereof, in all stages of manufacture, process or production from raw materials through work-in-process to finished goods, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same; and (c) cash and non-cash proceeds of any and all of the foregoing (collectively, the "Collateral"). You agree to comply with the requirements of any and all laws in order to grant to us and maintain in our favor, a valid first lien upon and security interest in the Collateral and to do whatever we may request from time to time in order to effect the purposes of this Agreement, including, but without limitation, filing financing statements, keeping records and making reports on the Collateral to us, advising us of the location of all Collateral, marking, labeling and segregating such Collateral and obtaining any necessary agreements or waivers with regard to the Collateral. As further security for the payment of the Obligations, you hereby grant us a security interest in all of your property and securities of every kind and nature which have been or at any time hereafter may be delivered to or otherwise come into our or any party acting on our behalf's possession, custody or control and all proceeds of said property and securities and every part thereof. We shall have the right, in our discretion, to resort first to any part of said security and to apply any proceeds thereof to the Obligations in such order and amounts as we may elect. Recourse to security shall not be required.

     16.  Representations, Warranties and Covenants.  To induce us to enter into
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any Transaction, you make the following representations and warranties and covenants to us, each of which shall survive the execution and delivery of this
Agreement:

               (a) you are a corporation duly organized and validly existing under the law of your jurisdiction of incorporation and duly qualified and in good standing in every other state or jurisdiction in which the nature of your business requires such qualification;

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               (b)     the execution, delivery and performance of this Agreement
and the Other Agreements (i) have been duly authorized, (ii) are not in contravention of your certificate of incorporation, by-laws or of any indenture, agreement or undertaking to which you are a party or by which you are bound and
(iii) are within your corporate powers;

               (c) this Agreement and the Other Agreements executed and delivered by you are your legal, valid and binding obligations, enforceable in accordance with their terms;

               (d) you keep and will continue to keep all of your books and records concerning the Collateral at your executive offices located at the address set forth in this Agreement and will not move such books and records without giving us at least thirty (30) days prior written notice;

               (e) the operation of your business is and will continue to be in compliance in all material respects with all applicable federal, state and local laws, including, but not limited to all, applicable environmental laws and regulations;

               (f) you are solvent, able to pay your debts as they mature, you have capital sufficient to carry on your business and all businesses in which you are about to engage and the fair saleable value of your assets (calculated on a going concern basis) is in excess of the amount of its liabilities;

               (g) there is no pending or threatened litigation, actions or proceeding which involve the possibility of materially and adversely affecting your business, assets, operations, prospects or condition (financial or otherwise), or the Collateral or your ability to perform this Agreement or any Other Agreement;

               (h) all balance sheets and income statements which have been delivered to us fairly, accurately and properly state your financial condition on a basis consistent with that of previous financial statements and there has been no material adverse change in your financial condition as reflected in such statements since the date thereof and such statements do not fail to disclose any fact or facts which might materially and adversely affect your financial condition;

               (i) you will pay or discharge when due all taxes, assessments and governmental charges or levies imposed upon you;

               (j) you will promptly inform us in writing of: (i) the commencement of all proceedings and investigations by or before and/or the receipt of any notices from, any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any way concerning any of your properties, assets or business, which might singly or in the aggregate, have a materially adverse effect on you; (ii) any amendment of your certificate of incorporation or by-laws; and (iii) any Event of Default; and (iv) any change in your corporate name;

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               (k)     all the Collateral (i) is owned by you free and clear of
all claims, liens, security interests and encumbrances (including without limitation any claims of infringement) except those in our favor and (ii) is not subject to any agreement prohibiting the granting of a security interest or requiring notice of or consent to the granting of a security interest;

               (l) you will not encumber, mortgage, pledge, assign or grant any security interest in any Collateral or any of your other assets to anyone other than us;

               (m) you place notations upon your books of account and any financial statement prepared by you to disclose our security interest in the Collateral;

               (n) you will perform all other steps requested by us to create and maintain in our favor a valid perfected first security interest in all Collateral;

               (o) upon our request, you will execute and deliver to us any trust receipts which we may require in connection with the release to you of any goods, inventory or documents and any financing statements that we may, from time to time, require;

               (p) all letters of credit, invoices, receipts and other documents and instruments of every kind which you present, display, or deliver to us for any purpose will be genuine, correct and complete;

               (q) as soon as available, but not later than five (5) days after the completion thereof, copies of all proxy statements, financial statements and reports which you send to your shareholders and the holders of your indebtedness and all periodic and special reports, as well as all registration statements which you file with the Securities and Exchange Commission; and

               (r) you shall furnish to us quarterly financial statements within sixty (60) days after the end of each of your fiscal quarters, and annual financial statements within ninety (90) days after the end of each of your fiscal years, all in form and substance acceptable to us and in the case of quarterly statements accompanied by a review report by an independent certified public accountant acceptable to us and in the case of annual statements, accompanied by an unqualified audit report issued by an independent certified public account acceptable to you.

     17.  No Pledge of Credit.  Nothing herein contained shall be deemed or
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construed to grant to you any right, power or authority to pledge our credit in any manner or to any extent whatever

     18.  Events of Default.  The occurrence of any of the following events
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shall constitute an Event of Default:

          (a)  you fail to pay any Obligation when due or upon demand;

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          (b)  you fail to perform, breach or default in the performance of any of the warranties or covenants contained in this Agreement or any Other Agreement (other than any provision embodied in or covered by any other clause of this paragraph 18) and the same shall remain unremedied for five (5) days or more;

          (c) the occurrence of a default under any agreement to which you are party with third parties which has a material adverse affect upon your business, assets, operations, prospects or condition (financial or otherwise);

          (d) any representation, warranty or statement made by you, or any guarantor hereunder, in any Other Agreement, or any certificate, statement or document delivered pursuant to the terms hereof, or in connection with the transactions contemplated by this Agreement should at any time be false or misleading in any material respect;

          (e) any lien created hereunder or under any Other Agreement for any reason ceases to be or is not a valid and perfected lien having a first priority interest;

          (f) if you shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of you property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors,
(vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or
(vii) take any action for the purpose of effecting any of the foregoing;

          (g) you shall admit in writing your inability, or be generally unable to pay, your debts as they become due or cease operations of your present business;

          (h) any guarantor, any surety or any other person liable upon the Obligations (i) apply for, consent to or suffer to exist the appointment of, or the taking possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws or (viii) take any action for the purpose of effecting any of the foregoing;

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          (i)  any guarantor, surety or other party liable upon any Obligations shall die or shall terminate, attempt to terminate or challenge the validity of or its liability under any guaranty in our favor;

          (j) you shall be dissolved or be a party to any merger or consolidation without our written consent;

          (k) if there shall be issued or filed against you, any guarantor, surety or other party liable upon any Obligation, any tax lien or any notice of any levy, lien or Assessment by the United States or any instrumentality thereof; or

          (l) there shall be issued or filed against you any attachment, injunction, execution, or judgment in excess of $10,000 which is not removed within thirty (30) days after same was issued or filed.

     19.  Rights and Remedies. Upon the occurrence of an Event of Default
          -------------------
pursuant to paragraph 18(f), all Obligations shall be immediately due and payable and our obligations under this Agreement shall be terminated, and upon the occurrence of any other Event of Default we shall have the right to demand repayment in full of the Obligations, whether or not otherwise due. Until all Obligations have been satisfied in full, we shall retain our security interest in the Collateral. Upon payment if full in immediately available funds of the Obligations and termination of this Agreement, we will upon your request and at your expense release our security interest in the Collateral. We shall have all the rights and remedies of a secured party under the Uniform Commercial Code and other applicable laws with respect to all collateral in which we have a security interest, such rights and remedies being in addition to all of our other rights and remedies provided for herein. We may sell or cause to be sold any or all of such collateral, in one or more sales or parcels, at such prices and upon such terms as we may deem best, and for cash or on credit or for future delivery, without our assumption of any credit risk, and at a public or private sale as we may deem appropriate. Unless the collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, we will give you reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if any such notice is mailed, postage prepaid, to your address shown herein, at least five (5) days before the time of the sale or disposition thereof. We may be the purchaser at any such public sale and thereafter hold the property so sold at public sale, absolutely, free from any claim or right of any kind, including any equity of redemption. The proceeds of sale shall be applied first to all costs and expenses of and incident to such sale, including attorneys' fees, and then to the payment (in such order as we may elect) of all Obligations. We will return any excess to you and you shall remain liable for any deficiency.

     20.  Reinstatement.  To the extent we, or any beneficiary of a Transaction
          -------------
to whom we may owe an obligation to reimburse, receive repayment on account of the Obligations, which repayment is thereafter set aside or required to be repaid by us in

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whole or in part, then, to the extent of any sum not finally retained by us or such beneficiary (regardless of whether such sum is recovered from us by you, your estate or trustee or any party acting for, on behalf of or through you or as your representative), your obligations to us shall be reinstated and the security interests created hereby shall remain in full force and effect (or be reinstated) until you shall have made payment to us, which payment shall be due on demand.

     21.  Waivers.  You waive presentment, demand, protest, notice of nonpayment
          -------
and notice of protest as to all instruments, as well as any and all other notices to which you might otherwise be entitled. Our failure to enforce any right or remedy hereunder or our waiver of any default hereunder shall not constitute a waiver of any such right or remedy or of any subsequent default.

     22.  Term. This Agreement shall become effective on the date hereof and
          ----
continue until January 31, 2000. We shall have the right to terminate this Agreement at any time upon thirty (30) days written notice to you. Notwithstanding the foregoing, we may terminate this Agreement without notice and all Obligations shall, unless and to the extent that we otherwise elect, become immediately due and payable without notice or demand in the event of an Event of Default. If upon termination of this Agreement any Transaction shall for any reason be outstanding, you shall either cause (a) all such Transactions to be canceled and returned or (b) pay to us cash in an amount equal to 105% of the aggregate maximum amount then available to be drawn with respect to any Transaction to be held as cash collateral for the Obligations.

     23.  Interest and Fees.  In addition to any commissions, discount,
          -----------------
interest, charges, fees or expenses charged to us for your account by any bank, or by us under Schedule 1 attached hereto, in connection with any Transaction,
               ----------
you shall pay to us, as compensation for the issuance of Letters of Credit and for all services which we may render hereunder, (a) an issuance (opening) charge equal to 1/8 of 1% of the full face amount of the Letter of Credit (including any increases in respect of any such Letter of Credit), (b) 1/8 of 1% of the full face amount thereof (including increases in respect of any such Letter of Credit) for each 30 day or part thereof from such date of issuance to the expiration date and 1/8 of 1% of the then outstanding face amount thereof for each 30 day extension or part thereof in excess of such expiration date, (c) 1/8 of 1% of the undrawn portion upon the closing or cancellation of each Letter of Credit, (d) a charge equal to 1/8 of 1% on each negotiation under each Letter of Credit, and (e) interest, to be computed at the Contract Rate in the Agreement on all money actually paid by us to any Issuing Bank or other party on, under, by reason of, or in connection with any Letter of Credit or any Transaction covered thereby. Attached hereto as Schedule 1 are the standard commissions,
                                     ----------
charges, fees and expenses of our banks (including our standard processing charge per item) as of the date hereof, which Schedule may be amended from time to time upon written notice to you. Interest shall be computed on the basis of actual days elapsed over a 360 day year

     24.  Maximum Interest.  In no event will we charge interest at a rate that
          ----------------
exceeds the highest rate of interest permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable.

     25.  Expenses.  You shall reimburse us on demand for all reasonable out-of-
          --------
pocket costs and expenses (including legal fees and disbursements) incurred by us in connection with the execution and delivery of this Agreement, the Other Agreement, any amendment, supplement or modification hereof or thereof and perfection of our security interest in the Collateral, or to obtain or enforce payment of any of the Obligations or in the prosecution or defense or any action or proceeding concerning any matter growing out of or connected with this Agreement, any Other Agreement, or any Transaction, any of the Obligations or any of the Collateral.

     26.  Successors and Assigns.  This Agreement shall be binding upon you and
          ----------------------
your successors and assigns and inure to the benefit of our successors and assigns.

     27.  Entire Understanding.  This Agreement and the Other Agreements contain
          --------------------
our sole and entire understanding and agreement with respect to its entire subject matter, and all prior negotiations, discussions, commitments, agreements and understandings heretofore had between us with respect thereto are hereby merged herein.

     28.  Amendments and Obligations.  This Agreement cannot be changed or
          --------------------------
terminated orally. Termination of this Agreement shall not affect Obligations on Transactions having their inception prior thereto.

     29.  Notices.  Any notice or request hereunder may be given to you or us at
          -------
the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this paragraph. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any officer of the party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed.

Notices shall be provided as follows:

     If to the us:       Century Business Credit Corporation
                         119 West 40th Street
                         New York, New York 10018
                         Attention:  Andrew H. Tananbaum
                         Telephone:  (212) 703-3500
                         Telecopier: (212) 703-3520
     with a copy to:     Hahn & Hessen LLP
                         350 Fifth Avenue
                         New York, New York  10118
                         Attention:  Miriam L. Cohen, Esq.
                         Telephone:  (212) 736-1000
                         Telecopier: (212) 594-7167

     If to you:          GIANT GROUP, LTD.
                         9000 Sunset Boulevard, 16th Floor
                         Los Angeles, California  90069
                         Attention:  Burt Sugarman
                         Telephone: (310) 273-5678
                         Telecopier:(310) 273-5249

     with a copy to:     Thelen, Reid & Priest LLP
                         40 West 57th Street
                         New York, New York 10019
                         Attention:  Bruce Rich, Esq.
                         Telephone: (212) 603-6780
                         Telecopier: (212) 603-2001

     30.  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
State of New York applicable to contracts executed in and to be performed solely within the State of New York. In any law suit or proceeding relating to this Agreement, the parties mutually waive trial by jury. Each of the parties to this agreement expressly submits and consents to the jurisdiction of the Supreme Court of the State of New York in the County of New York, with respect to any controversy arising out of or relating to this Agreement or any amendment or supplement thereto or to any transactions in connection therewith and each of the parties to this Agreement hereby waives personal service or any summons, or complaint or other process or papers to be issued in any action or proceeding involving any such controversy and hereby agrees that service of such summons, complaint or other process may be made by registered or certified mail to the other party at the address appearing herein; failure on the part of either party to appear or answer within thirty (30) days after the mailing of such summons, complaint or other process shall constitute a default entitling the other party to enter a judgment or order as demanded or prayed for therein to the extent that said Court or duly authorized officer thereof may authorize or permit.

     31.  Severability.  Wherever possible each provision of this Agreement or
          ------------
the Other Agreements shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the Other Agreements shall be prohibited by or invalid under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions thereof.

     32.  Rules of Construction.  For purposes of this Agreement, the following
          ---------------------
additional rules of construction shall apply, unless specifically indicated to the contrary: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; (b) the term "or" is not exclusive; (c) the term "including" (or any form thereof) shall not be limiting or exclusive; (d) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; (e) all references in this Agreement to sections, schedules, disclosure schedules, exhibits, and attachments shall refer to the corresponding sections, schedules, disclosure schedules, exhibits, and attachments of or to this Agreement; and (f) all references to any instruments or agreements, including references to this Agreement, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

     33.  Captions.  All captions are and shall be without substantive meaning
          --------
or content of any kind whatsoever.

     34.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

     35.  Construction.  The parties acknowledge that each party and its
          ------------
counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.


                              Very truly yours,

                              CENTURY BUSINESS CREDIT
                                CORPORATION


                              By: /s/ Andrew H. Tananbaum
                                  -----------------------
                              Name: Andrew H. Tananbaum
                              Title: President


Accepted and Agreed to:

GIANT GROUP, LTD.


By: /s/ David Gotterer
    ------------------
Name: David Gotterer
Title:  Vice-Chairman

                                   SCHEDULE 1
                       IMPORT LETTER OF CREDIT AGREEMENT
                                  FEE SCHEDULE
                             AS OF JANUARY 1, 1999


Issuance (Opening)                               $100 Flat

Cable Notification                               $ 25 Per Page

Amendment Fee                                    $ 75 Flat

Negotiation Commission                           1/8% Flat
                                                 $100 Minimum

Acceptance Commission                            1-1/2% p.a.
                                                 Minimum $125

Processing Fee                                   $100 Per
                                                 Invoice Negotiated

Discrepancy Fee                                  $150 Per Discrepancy

Document Against Payment                         1/8% Flat
                                                 $100 Minimum

Transfer Fee                                     1/8% Flat
                                                 $100 Minimum

Unused/Cancellation                              1/8% Flat
                                                 $100 Minimum

Authorization to Pay/                            1/8% Flat
Restatement of Expired Letter of Credit          $100 Minimum

Letter of Indemnity                              $100 Flat to Issue and
 (Steamship Guarantee)                           $ 50 Flat for Each 30 Days
                                                 Outstanding

Air Release                                      $100 Flat to Issue and
                                                 $ 50 Flat for Each 30 Days
                                                 Outstanding